SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                (Date of earliest event reported: April 4, 2005)



                                   TEAM, Inc.
-------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Texas                          0-9950               74-1765729
-----------------------------            ----------           --------------
(State or Other Jurisdiction      (Commission File Number)   (I.R.S. Employer
     of Incorporation)                                       Identification No.)




                                200 Hermann Drive
                               Alvin, Texas 77511
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code
                                 (281) 331-6154

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ITEM 8.01- OTHER EVENTS

On April 4, 2005, the Registrant disseminated a Press Release pre-announcing its earnings for the quarter ended February 28, 2005 and announcing its participation in an investor conference on April 6, 2005. The Registrant also announced that it plans to issue its full earnings report for the February 2005 quarter on April 12, 2005. The information contained in the Press Release dated April 4, 2005 is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 9.01 -  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

     99.1 The Registrant's Press Release dated April 4, 2005.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       TEAM, INC.



                                       By:      /s/ Ted W. Owen
                                                -----------------------------
                                                Ted W. Owen
                                                Senior Vice President -
                                                Finance and Administration


Date: April 4, 2005